EATON VANCE GOVERNMENT OPPORTUNITIES FUND

EATON VANCE SHORT DURATION GOVERNMENT INCOME FUND
Supplement to Prospectus dated March 1, 2018 as revised March 9, 2018

1. The following replaces “Fees and Expenses of the Fund” under “Fund Summaries – Eaton Vance Government Opportunities Fund”:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary when they buy and hold shares of the Fund, which are not reflected below. You may qualify for a reduced sales charge on purchases of Class A shares if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance funds. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix A – Financial Intermediary Sales Charge Variations in this Prospectus. More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 33 of this Prospectus and page 23 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class B	Class C	Class I	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None	5.00%	1.00%	None	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C	Class I	Class R
Management Fees	0.65%	0.65%	0.65%	0.65%	0.65%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	None	0.50%
Other Expenses(1)	0.21%	0.21%	0.21%	0.21%	0.21%
Total Annual Fund Operating Expenses	1.11%	1.86%	1.86%	0.86%	1.36%
(1)	“Other Expenses” have been restated to delete the fees allocated to the Fund in connection with investing in Government Obligations Portfolio, the Fund’s former master portfolio.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same and that any expense reimbursement arrangement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$583	$811	$1,058	$1,762	$583	$811	$1,058	$1,762
Class B shares	$689	$985	$1,206	$1,984	$189	$585	$1,006	$1,984
Class C shares	$289	$585	$1,006	$2,180	$189	$585	$1,006	$2,180
Class I shares	$88	$274	$477	$1,061	$88	$274	$477	$1,061
Class R shares	$138	$431	$745	$1,635	$138	$431	$745	$1,635

2. The following replaces “Portfolio Turnover” under “Fund Summaries – Eaton Vance Government Opportunities Fund”:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” the portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.

3. The last paragraph is deleted from “Principal Investment Strategies” under “Fund Summaries – Eaton Vance Government Opportunities Fund.”

4. The following replaces “Portfolio Managers” under “Management” in “Fund Summaries – Eaton Vance Government Opportunities Fund”:

Portfolio Manager. The Fund is managed by Andrew Szczurowski, Vice President of BMR, who has managed or co-managed it since July 2014.

5. The following replaces the first paragraph under “Investment Objectives & Principal Policies and Risks”:

The investment objective and principal investment policies and risks of each Fund are described in its Fund Summary. Set forth below is additional information about such policies and risks, as well as information about other types of investments and practices in which each Fund may engage from time to time, unless otherwise noted. Short Duration Government Income Fund seeks its objective by investing in a corresponding Portfolio and by investing directly in securities and other instruments. References to the Fund below are to each Fund and its corresponding Portfolio, if applicable. See also “Strategies and Risks” in the Statement of Additional Information.

6. The following is added above “Cybersecurity Risk” under “Investment Objectives & Principal Policies and Risks”:

Converting to Master-Feeder Structure. Government Opportunities Fund may invest all of its investable assets in an open-end management investment company (“master fund”) with substantially the same investment objective, policies and restrictions as the Fund. Any such master fund would be advised by the Fund’s investment adviser (or an affiliate) and the Fund would not pay directly any advisory fee with respect to the assets so invested. The Fund may initiate investments in a master fund at any time without shareholder approval.

7. The following replaces the first paragraph under “Investing in a Portfolio” under “Investment Objectives & Principal Policies and Risks”:

Investing in a Portfolio.  As described herein, Short Duration Government Income Fund invests its assets in a corresponding Portfolio. This enables the Fund to pool its assets with other investors with substantially the same investment objective and policies that also invest in the same Portfolio, resulting in efficiencies in management and administration that can lower Fund costs and enhance shareholder returns.

8. The following replaces the first paragraph under “Management” under “Management and Organization”:

Management.  Government Opportunities Fund and Short-Term U.S. Government Portfolio’s investment adviser is Boston Management and Research (“BMR”), an indirect subsidiary of Eaton Vance Corp. (“EVC”). Eaton Vance Management (“Eaton Vance”), a wholly-owned subsidiary of EVC, is Short Duration Government Income Fund’s investment adviser. Eaton Vance and BMR have offices at Two International Place, Boston, MA 02110. Eaton Vance has been managing assets since 1924 and managing mutual funds since 1931. Eaton Vance and its affiliates currently manage over $450 billion on behalf of mutual funds, institutional clients and individuals. Each investment adviser manages investments pursuant to an investment advisory agreement. Short Duration Government Income Fund is allocated its pro rata share of the advisory fee paid by the Portfolio in which it invests. Information about the portfolio manager and advisory fees is set forth below.

9. The following replaces “Government Obligations Portfolio” under “Management and Organization”:

Government Opportunities Fund. Under Government Opportunities Fund’s investment advisory agreement, BMR receives a monthly advisory fee as follows:

Average Daily Net Assets for the Month	Annual Fee Rate
Up to $500 million	0.6500%
$500 million but less than $1 billion	0.6250%
$1 billion but less than $1.5 billion	0.6000%
$1.5 billion but less than $2 billion	0.5625%
$2 billion but less than $2.5 billion	0.5000%
$2.5 billion and over	0.4375%

Prior to October 8, 2018, Government Opportunities Fund invested its assets in Government Obligations Portfolio, a separate registered investment company with the same objective and policies as the Fund. Government Obligations Portfolio was subject to the same advisory fee schedule as the Fund and on May 1, 2017, the advisory fee was reduced, as shown above. For the fiscal year ended October 31, 2017, the effective annual rate of investment advisory fee paid to BMR, based on average daily net assets of Government Obligations Portfolio was 0.71%.

Andrew Szczurowski manages the Fund. Mr. Szczurowski has managed or co-managed the Fund since July 2014 and manages other Eaton Vance portfolios. Prior to October 8, 2018, Mr. Szczurowski managed the Government Obligations Portfolio, which the Government Opportunities Fund invested. He is a Vice President of Eaton Vance and BMR and has been employed by Eaton Vance for more than five years.

October 9, 2018	30309 10.9.18

2

EATON VANCE GOVERNMENT OPPORTUNITIES FUND

EATON VANCE SHORT DURATION GOVERNMENT INCOME FUND
Supplement to Statement of Additional Information dated March 1, 2018 as revised March 9, 2018

1. Any references to Government Obligations Portfolio should be changed to Eaton Vance Government Opportunities Fund, except as noted below and in the context of historical financial information.

2. The notation of “Investing in a Portfolio” in the “GOP” column in the table under “Strategies and Risks” should be deleted.

3. The following is added under “Investment Advisory and Administrative Services” under “INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES”:

Prior to October 8, 2018, Government Opportunities Fund invested its assets in Government Obligations Portfolio, a separate registered investment company with the same objective and policies as the Fund. For the fiscal year ended October 31, 2017, the effective annual rate of investment advisory fee paid to BMR, based on average daily net assets of the Government Obligations Portfolio was 0.71%. Under Government Obligations Portfolio’s investment advisory agreement, BMR received a monthly advisory fee as follows:

Average Daily Net Assets for the Month	Annual Fee Rate*
Up to $500 million	0.6500%
$500 million but less than $1 billion	0.6250%
$1 billion but less than $1.5 billion	0.6000%
$1.5 billion but less than $2 billion	0.5625%
$2 billion but less than $2.5 billion	0.5000%
$2.5 billion and over	0.4375%

* Pursuant to a fee reduction agreement effective May 1, 2017.

Prior to May 1, 2017, BMR received a monthly advisory fee as follows:

Average Daily Net Assets for the Month	Annual Fee Rate
Up to $500 million	0.7500%
$500 million but less than $1 billion	0.6875%
$1 billion but less than $1.5 billion	0.6250%
$1.5 billion but less than $2 billion	0.5625%
$2 billion but less than $2.5 billion	0.5000%
$2.5 billion and over	0.4375%

October 9, 2018